Net Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Common Stockholders	Net Loss Per Share Attributable to Common Stockholders
The following table sets forth the computation of basic and diluted net loss per share attributable to common stockholders (in thousands, except per share amounts):

	Year Ended December 31,
	2021	2020	2019
Numerator:
Net loss	$(64,049)	$(57,485)	$(51,714)
Denominator:
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	89,004	29,896	29,138
Net loss per share attributable to common stockholders, basic and diluted	$(0.72)	$(1.92)	$(1.77)
As a result of the Merger, the weighted-average number of shares of Class A common stock used in the calculation of net loss per share have been retroactively converted by applying the Exchange Ratio.
The following potentially dilutive shares were not included in the calculation of diluted shares outstanding for the periods presented as the effect would have been anti-dilutive (in thousands):

	Year Ended December 31,
	2021	2020	2019
Redeemable convertible preferred stock	—	90,814	90,805
Outstanding stock options	18,058	24,700	24,911
Unvested RSUs	2,863	—	—
Outstanding common stock warrants	—	1,118	790
Private Warrants	2,574	—	—
Public Warrants	4,137	—	—
Sponsor Earnout Shares	492	—	—
Total	28,124	116,632	116,506
The 2,192,687 remaining unvested Rover Earnout Shares are excluded from basic and diluted net loss per share as such shares are contingently issuable until the share price of the Company’s common stock exceeds specified thresholds that have not been achieved as of December 31, 2021.